                                                                    EXHIBIT 10.9

                               DEED OF ASSIGNMENT

                                     between

                              ADVENTURE THREE S.A.
                                  as assignor

                                       and

                           HOLLANDSCHE BANK-UNIE N.V.
                                  as assignee

                      DATED the 29th day of September 2004

                                - relating to -
                               m.v. "FREE ENVOY"

                                 NAUTADUTILH N.V.
                                    ROTTERDAM

                                TABLE OF CONTENTS

Clause                                 Heading                            Page
------                                 -------                            ----
 1.            Interpretation..........................................     2
 2.            Representations and warranties..........................     5
 3.            Assignment..............................................     5
 4.            Covenants...............................................     7
 5.            Continuing Security.....................................     9
 6.            Powers of Assignee......................................    10
 7.            Redemption..............................................    12
 8.            Loss payable and notice of cancellation clause..........    12
 9.            Miscellaneous...........................................    12
10.            Power of Attorney.......................................    13
11.            Further assurance.......................................    13
12.            Notices.................................................    13
13.            Law and jurisdiction....................................    14
schedule A1:   FORM OF LOSS PAYABLE AND NOTICE OF CANCELLATION CLAUSE..    15
schedule A2:   FORM OF LOSS PAYABLE AND NOTICE OF CANCELLATION CLAUSE
               (P. & I.)...............................................    17
schedule B:    FORM OF NOTICE OF INSURANCE ASSIGNMENT..................    19
schedule C:    FORM OF LETTER OF UNDERTAKING TO BE DELIVERED BY
               BROKERS AND/OR UNDERWRITERS AND/OR INSURERS.............    20
schedule D:    FORM OF LETTER OF UNDERTAKING TO BE GIVEN...............    25
               BY P & I CLUB...........................................    25
schedule E:    FORM OF NOTICE OF TIME CHARTER PARTY ASSIGNMENT.........    27

THIS DEED OF ASSIGNMENT is made the 29th day of September 2004

BETWEEN:

1. ADVENTURE THREE S.A., a company incorporated and existing under the laws of the Marshall Islands, having its registered office at Ajeltake Road, Ajeltake Island, Majuro, Marshall Islands MH96960 (the "Owner");

and

2. HOLLANDSCHE BANK-UNIE N.V., a company incorporated and existing under the laws of the Netherlands, having its corporate seat at Amsterdam, the Netherlands, acting herein through its branch office at Coolsingel 104,3011 AG Rotterdam, the Netherlands (the "Assignee")

WHEREAS:

(1) the Owner is the registered owner of the vessel "Free Envoy" (the "Vessel") registered in the Marshall Islands' Ships Register under official number 2161;

(2) by, and subject to and upon the terms and conditions of (i) a credit agreement signed by the Assignee on the 24th day of June 2004 and signed by the Owner on the 8th day of July 2004 and in which One Adventure S.A. assumed joint and several liability towards the Assignee for all sums which Owner will owe to the Assignee under the credit agreement from time to time and (ii) a short-term loan agreement dated the 8th day of July 2004 and made between the Owner and the Assignee (as the same may be amended, supplemented or varied from time to time together with the therein referred to HBU General Credit Provisions dated January 1999 the "Financial Agreement"), the Assignee agreed to make available to the Owner by way of an overdraft facility the amount of USD 6,000,000.00 (six million United States Dollars) (the "Loan");

(3) pursuant to the Financial Agreement the Owner has executed in favour of the Assignee a first preferred mortgage (the "Mortgage") on the Vessel dated the 29th day of September 2004, which Mortgage has been or will be registered against the Vessel as security for the payment to the Assignee of the Outstanding Indebtedness (as hereinafter defined);

(4) by a time charterparty (as the same may from time to time be amended, varied or supplemented the "Charterparty") dated the 14th day of April 2004 and made between (i) the Owner and (ii) Express Sea Transport Corporation of

      Panama City, Republic of Panama (the "Charterer"), the Owner agreed to let and the Charterer agreed to take on time charter the Vessel for the period and upon the terms and conditions therein mentioned;

(5) it is a condition precedent for the Assignee advancing the Loan to the Owner that the Owner inter alia shall execute this Deed together with the Assignee;

(6) this Deed is supplemental to the Financial Agreement, the other Security Documents (as hereinafter defined) and the security thereby created.

NOW THIS DEED WITNESSES as follows:

1.    Interpretation

1.1   In this Deed unless the context otherwise requires:

      "Assigned Property" means collectively:

      (i)   the Charterparty Earnings;

      (ii)  the Charterparty Rights;

      (iii) the Earnings;

      (iv)  the Insurances;

      (v)   the Requisition Compensation;

      "Charterer" means Express Sea Transport Corporation of Panama City, Republic of Panama;

      "Charterparty" means the time Charterparty dated the 14th day of April 2004 and made between the Owner and the Charterer pursuant to which the Owner has agreed to let and the Charterer has agreed to take, the Vessel on time charter for the period and upon the terms and conditions therein mentioned;

      "Charterparty Earnings" means all moneys whatsoever from time to time due or payable actually or contingently to the Owner under or pursuant to the Charterparty including (but without prejudice to the generality of the foregoing) all claims for damages in respect of any breach by the Charterer of the Charterparty;

      "Charterparty Rights" means all rights and benefits whatsoever accruing to the Owner under or arising out of the Charterparty (other than the Charterparty Earnings);

      "Earnings" means all moneys whatsoever from time to time due or payable actually or contingently to the Owner arising out of the use or operation of the Vessel including (but without prejudice to the generality of the foregoing) all freight, hire, charter and passage moneys, income arising under pooling arrangements, compensation payable to the Owner in the event of requisition of the Vessel for hire, remuneration for salvage and towage services, demurrage and detention moneys and damages for breach (or payments for variation or termination) of any charterparty or other contract for employment of the Vessel;

      "Event of Default" means any of the events specified and referred to in the Financial Agreement and/or the Mortgage;

      "Insurances" means all policies and contracts of insurance (which expression includes all entries of the Vessel in a protection and indemnity or war risks association) which are from time to time in place or taken out or entered into by or for the benefit of the Owner in respect of the Vessel and the Earnings or otherwise howsoever in connection with the Vessel and all benefits thereof (including claims of whatsoever nature and return of premiums);

      "Loss Payable Clause" means any of the loss payable clauses set out in the schedules A1 and A2 hereto;

      "Outstanding Indebtedness" means (a) the aggregate of all sums of money actual or contingent, present or future due by the Security Parties as joint and several obligors to the Assignee under or in connection with the Security Documents or any of them and (b) all costs and expenses incurred in connection with the Security Documents, including any taxes payable by the Assignee (other than on net profit), as well as any reasonable costs and expenses incurred by the Assignee in connection with the Owner's failure to comply with or fulfil any obligation under the Security Documents at the time and in the manner required, including collection charges, disbursements, fees of legal consultants and other experts and costs of proceedings, irrespective against whom brought;

      "Requisition Compensation" means all moneys or other compensation payable by reason of requisition for title or other compulsory acquisition of the Vessel otherwise than by requisition for hire;

      "Security Documents" means the Financial Agreement, the Mortgage, this Deed and any other such documents as may be executed from time to time to secure and/or regulate the Outstanding Indebtedness;

      "Security Interest" means a mortgage, charge (whether fixed or floating), pledge, lien, hypothecation, assignment or other security interest or arrangement of any kind whatsoever;

      "Security Parties" means the Owner and One Adventure S.A., having its registered office at Ajeltake Road, Ajeltake Island, Majuro, Marshall Islands MH96960;

      "Security Period" means the period commencing on the date of this Deed and terminating on the date upon which all moneys payable or to become payable from time to time pursuant to the terms of the Financial Agreement, this Deed and/or any of the other Security Documents shall have been paid and discharged in full.

1.2   In this Deed:

      (a) clause headings are inserted for convenience of reference only and shall be ignored in the interpretation of this Deed;

      (b) unless the context otherwise requires, words denoting the singular number shall include the plural and vice versa;

      (c) references to clauses and schedules shall be construed as references to clauses of and schedules to this Deed;

      (d) an "entity" shall be construed to include any firm, company, association, partnership (whether or not having separate legal personality), institution, government (local, national or supranational), state, agency or sub division thereof or international organisation;

      (e) reference to any document including this Deed shall be construed as reference to such document as amended supplemented or varied from time to time;

      (f) words and expressions defined in the Financial Agreement shall, unless it is stated otherwise herein, have the same meaning when used in this Deed; and

      (g) the Assignee, the Owner, the Security Parties and any other entity or individual shall include their respective successors in title, estates and, in the event of an assignment permitted under this Deed, assignees.

1.3 This Deed shall be read together with the Financial Agreement but in case of any conflict between the two instruments the provisions of this Deed shall prevail.

2.    Representations and warranties

      The Owner hereby represents and warrants to the Assignee that:

      (a) it is fully entitled to enter into this Deed and further to agree to the terms and conditions hereof;

      (b) the Insurances are in full force and effect and enforceable in accordance with their respective terms;

      (c) the Owner is not in default in respect of any of the Insurances and there is no action, suit or proceeding pending or threatened by or against the Owner in connection with or arising from any of the Insurances;

      (d) the Owner is exclusively entitled to any and all benefits of the Insurances and to exercise any and all rights in respect thereof;

      (e) the Charterparty (a true copy of which has been delivered by the Owner to the Assignee) constitutes the valid and binding obligations of the parties thereto and is in full force and effect and there are no amendments thereto or defaults thereunder;

      (f) the Vessel has been delivered to and accepted by the Charterer for service under the Charterparty;

      (g) the Assigned Property is not subject to any Security Interest (save as constituted by the Security Documents or otherwise permitted by the terms thereof); and

      (h) the Vessel is not subject to any charter or other contract for her employment entered into by the Owner other than the Charterparty.

3.    Assignment

3.1 By way of security for payment of the Outstanding Indebtedness and the performance of the obligations under the Security Documents by the Security Parties, the Owner with full title guarantee hereby assigns and agrees to assign absolutely to the Assignee all its rights, title and interest in and to the Assigned Property and all the benefits and interest present and future therein

      PROVIDED HOWEVER that:

      (a) the Earnings and the Charterparty Earnings shall be paid to the Owner until such time as the Assignee shall direct to the contrary whereupon the Owner shall forthwith, and the Assignee may at any time thereafter, instruct the entities and the individuals from whom the Earnings and the Charterparty Earnings are then receivable or payable to pay the same to the Assignee or as it may direct and any Earnings and/or the Charterparty Earnings then in the hands of the Owner's brokers or other agents shall be deemed to have been received by them for the use and on behalf of the Assignee;

      (b) unless and until an Event of Default shall occur (whereupon all insurance recoveries shall be receivable by the Assignee and applied in accordance with clause 3.2):

            (i) any moneys payable under the Insurances shall be payable in accordance with the terms of the relevant Loss Payable Clause and the Assignee will not in the meantime give any notification to the contrary to the insurers as contemplated by the Loss Payable Clause; and

            (ii) any insurance moneys received by the Assignee in respect of major casualty (that is to say any casualty the claim in respect of which exceeds USD 100,000.00 (one hundred thousand United States Dollars) inclusive of any deductible or franchise shall be paid over to the Owner upon the Owner furnishing evidence satisfactory to the Assignee that all loss and damage resulting from such casualty has been properly made good and repaired, and that all repair accounts and other liabilities whatsoever in connection with the casualty have been fully paid and discharged by the Owner.

3.2 All moneys received by the Assignee in respect of the Assigned Property shall be applied in the manner specified in the Financial Agreement.

3.3 In the event that on application in accordance with clause 3.2 the moneys so applied are insufficient to pay in full the whole of the Outstanding Indebtedness, the Assignee shall be entitled to collect the shortfall from the

      Owner or any other entity or individual liable for the time being therefor.

4.    Covenants

      The Owner hereby irrevocably and unconditionally covenants to the Assignee that:

      (a) it will not hereafter during the Security Period create or suffer the creation of any Security Interest on or in respect of all or any part of the Assigned Property to anyone other than the Assignee to the effect that the assignment created by this Deed shall constitute a first preferred charge in favour of the Assignee;

      (b) in the event that it receives payment of any moneys hereby assigned save as provided in the loss payable and notice of cancellation clause hereinafter mentioned it will forthwith pay over the same to the Assignee and until paid over such moneys will be held on trust for the Assignee by it;

      (c) it will throughout the Security Period maintain the Insurances in full force and effect and not change the identity of the insurers or the terms of cover provided by the Insurances without the prior written consent of the Assignee;

      (d) it will do or permit to be done each and every act or thing which the Assignee may from time to time require to be done for the purpose of enforcing the Assignee's rights under this Deed and will allow its name to be used as and when required by the Assignee for that purpose;

      (e) it will from time to time upon the written request of the Assignee give written notice (in such form as the Assignee shall reasonably require) to the entities and individuals from whom any part of the Assigned Property is or may be due, of the assignment herein contained and it:

            (i) will procure that the interest of the Assignee in the Insurances shall be endorsed on the instruments of insurance from time to time in connection with such of the Insurances as are placed with the approved brokers accepted by the Assignee by means of a Notice of Assignment of Insurances signed by the Owner) in the form set out in schedule B; and

            (ii) shall execute a notice of the assignment of the Charterparty Earnings to the Charterer in the form set out in schedule E and agrees that the Assignee shall be entitled to deliver such notice to the Charterer upon the occurence of an Event Default;

      (f) it will pay all expenses and costs at the times and in the manner specified in this Deed and/or the Financial Agreement as the case may be;

      (g) it will perform the covenants and undertakings in relation to the Insurances set forth in clause 6.1 (a) of the Mortgage and such covenants and undertakings shall be deemed to be, mutatis mutandis, set out and repeated in full herein;

      (h) it will not, except with previous consent in writing of the Assignee (which consent it shall be entitled in the absolute discretion of the Assignee to withhold or to grant upon such terms as it may impose):

            (i)   agree to any variation of the Charterparty; or

            (ii) release the Charterer from any of the Charterer's obligations under the Charterparty or waive any breach of the Charterer's obligations thereunder or consent to any such act or omission of the Charterer as would otherwise constitute such breach;

      (i) it will duly perform its obligations under the Charterparty and use its best endeavours to procure that the Charterer will perform its obligations under the Charterparty;

      (j) the Charterparty shall not in any circumstances be terminated by the Owner (or the Vessel withdrawn by the Owner from hire under the Charterparty) for any reason whatsoever (including, without limitation, by reason of any breach or alleged breach of the Charterparty by the Charterer) unless the Assignee shall first have given its consent in writing to such termination or withdrawal provided that any such termination or withdrawal after such consent is given shall (as the Owner hereby acknowledges) be without responsibility on the part of the Assignee who shall be under no liability whatsoever in the event that such termination or withdrawal be thereafter adjudged to have constituted a wrongful repudiation of the Charterparty by the Owner;

      (k) it will not claim or exercise any lien upon sub-freights, which might otherwise be available to it under the Charterparty;

      (l) it will supply to the Assignee all information, accounts and records that may be necessary or of assistance to enable the Assignee to verify the amount of all payments payable under the Charterparty; and

      (m) in the event of any payment of charterhire not being made by the Charterer within ten (10) days of the due date it will (if so directed by the Assignee) exercise its right to withdraw the Vessel from the service of the Charterer pursuant to the Charterparty at such time and in such manner as the Assignee shall so direct.

5.    Continuing Security

      It is declared that:

      (a) the security created by this Deed shall be held by the Assignee as a continuing security for the payment of the Outstanding Indebtedness and the performance and observance of and compliance with all of the covenants, terms and conditions contained in the Financial Agreement, this Deed and the other Security Documents, express or implied, and that the security so created shall not be satisfied by any intermediate payment or satisfaction of any part of the amount hereby and thereby secured (or by any settlement of accounts between the Owner or any other entity or individual who may be liable to the Assignee in respect of the Outstanding Indebtedness or any part thereof and the Assignee);

      (b) the security so created shall be in addition to, and shall not in any way prejudice or affect and may be enforced by the Assignee without prior recourse to the securities created by the other Security Documents or by any other security now or hereafter held by the Assignee and shall not in any way be prejudiced or affected thereby or by the invalidity or unenforceability thereof, or by the Assignee releasing, modifying or refraining from perfecting or enforcing any of the same, or granting time or indulgence or compounding with any entity or individual liable thereto;

      (c) all the rights, remedies and powers vested in the Assignee hereunder shall be an addition to and not a limitation of any and every other right, power or remedy vested in the Assignee under the Financial Agreement, this Deed and the other Security Documents, or otherwise or at law and that all the powers so vested in the Assignee may be exercised from time to time and as often as the Assignee may deem expedient;

      (d) the Assignee shall not be obliged to make any enquiry as to the nature or sufficiency of any payment received by it under the Mortgage, this Deed, the Financial Agreement and/or the other Security Documents or to make any claim or take any action to collect any moneys hereby assigned or to enforce any rights or benefits hereby assigned to the Assignee or to which the Assignee may at any time be entitled under the Mortgage and/or this Deed;

      (e) the Owner shall remain liable to perform all the obligations assumed by it under the Charterparty and in relation to the Assigned Property and the Assignee shall be under no obligation of any kind whatsoever in respect thereof or be under any liability whatsoever in the event of any failure by the Owner to perform its obligations in respect thereof; and

      (f) notwithstanding that this Deed is expressed to be supplemental to the Mortgage and to the securities thereby created it shall continue in full force and effect after any discharge of the Mortgage.

6.    Powers of Assignee

6.1 The Assignee shall, without prejudice to its other rights, powers and remedies hereunder, be entitled (but not bound) at any time, and as often as may be necessary, to take any such action as it may in its discretion think fit for the purpose of protecting or maintaining the security created by this Deed and all expenses attributable thereto shall be payable by the Owner on demand.

6.2 Without prejudice to the generality of clause 6.1 and the powers and remedies vested in the Assignee by virtue of this Deed and the provisions of the Mortgage:

      (a) if the Owner fails to comply with the insurance provisions contained in the Mortgage, the Assignee shall become forthwith entitled (but not bound) to effect and thereafter maintain all such insurances on the Vessel as in its discretion it may think fit in order to procure the compliance with such provisions or alternatively, to require the Vessel (at the Owner's risk) to remain in, or to proceed to and remain in a port designated by the Assignee until such provisions are fully complied with;

      (b) at any time after the occurrence of an Event of Default the Assignee shall become forthwith entitled (but not bound):

            (i) to require that all policies, contracts, certificates of entry and other records relating to the Insurances (including details of and correspondence concerning outstanding claims) be delivered forthwith to such adjusters and/or brokers and/or other insurers as the Assignee may nominate;

            (ii) to collect, recover, compromise and give a good discharge for, all claims then outstanding or thereafter arising under or in respect of the Assigned Property or any part thereof, and to take over or institute (if necessary using the name of the Owner) all such proceedings in connection therewith as the Assignee in its absolute discretion thinks fit and, in the case of the Insurances, to permit any brokers through whom collection or recovery is effected to charge the usual brokerage therefor;

            (iii) to discharge, compound, release or compromise claims in respect of the Assigned Property or any part thereof which have given or may give rise to any charge or lien or other claim on the Vessel, the Assigned Property or any part thereof or which are or may be enforceable by proceedings against the Vessel, the Assigned Property or any part thereof;

            (iv) to recover from the Owner on demand all expenses incurred or paid by the Assignee in connection with the exercise of the powers (or any of them) referred to in this clause 6.2; and

            (v) to terminate the Charterparty by notice to the Owner and the Charterer, which notice shall operate to terminate the Charterparty forthwith if the Vessel is then in port and free of cargo or otherwise upon completion of the voyage (including discharge of cargo, if any) upon which the Vessel was engaged at the time when the said notice to terminate was given.

6.3 The Owner covenants and undertakes with the Assignee to do or permit to be done each and every act or thing which the Assignee may from time to time require to be done for the purpose of enforcing the Assignee's rights under this Deed and to allow its name to be used as and when required by the Assignee for that purpose.

7.    Redemption

      Upon payment and discharge in full to the satisfaction of the Assignee of the Outstanding Indebtedness, the Assignee shall, at the request and cost of the Owner, re-assign the Assigned Property to the Owner or as it shall direct.

8.    Loss payable and notice of cancellation clause

      The Owner shall procure that all policies and entries relating to the Insurances shall contain loss payable and notice of cancellation clauses substantially in the form of schedules A1 and A2, or otherwise acceptable to the Assignee and the Owner shall further, upon written request of the Assignee, execute and deliver to the Assignee or procure the execution and delivery to the Assignee of such further instruments and documents as the Assignee may deem desirable for the purpose of obtaining the full benefit of the assignment created by this Deed and of the rights and powers herein granted which includes the arrangement of letters of undertaking as shown in schedules C and D.

9.    Miscellaneous

9.1 No delay or omission on the part of the Assignee to exercise any right or power vested in it under this Deed shall impair such right or power or be construed as a waiver thereof, nor shall any single or partial exercise by the Assignee of any right or power nor the discontinuance, abandonment or adverse determination of any proceedings taken by the Assignee to enforce any right or power, preclude any other or further exercise thereof nor shall the giving by the Assignee of any consent to any act which by the terms of this Deed requires such consent prejudice the right of the Assignee to withhold its consent to the doing of any other similar act.

9.2 The Assignee shall be entitled, at any time and as often as may be expedient, to delegate all or any of the rights and powers vested in it by this Deed (including the power vested in it by virtue of clause 6) in such manner, upon such terms and to such entities and individuals as the Assignee in its absolute discretion may think fit.

9.3 If any provision of this Deed is prohibited, invalid, illegal or unenforceable in any jurisdiction, such prohibition, invalidity, illegality or unenforceability shall not affect or impair howsoever the remaining provisions thereof or affect the validity, legality or enforceability of such provision in any other jurisdiction but where the provisions of the laws of such jurisdiction may be waived they are hereby waived to the full extent permitted by such laws to the end that this Deed shall be valid, binding and enforceable in accordance with its terms.

10.   Power of Attorney

10.1 The Owner, by way of security and in order more fully to secure the performance of the Owner's obligations under this Deed, hereby irrevocably appoints the Assignee as its attorney generally for and in the name and on behalf of the Owner to execute, seal and deliver and otherwise perfect and do all such deeds, assurances, agreements, instruments, acts and things which may be required for the full exercise of all or any of the rights, powers or remedies conferred hereby which may be deemed proper in connection with all or any of the purposes aforesaid. The power hereby conferred shall be a general power of attorney and the Owner ratifies and confirms, and agrees to ratify and confirm, any deed, assurance, agreement, instrument, act or thing which the Assignee may execute or do pursuant thereto PROVIDED ALWAYS that such power shall not be exercisable by or on behalf of the Assignee until the Outstanding Indebtedness shall have become due and payable on demand to the Assignee in accordance with the provisions of the Financial Agreement.

10.2 The exercise of such power by or on behalf of the Assignee shall not oblige any entity or individual dealing with the Assignee to make any enquiry as to whether the Outstanding Indebtedness has become due and payable nor shall such entity or individual be in any way affected by notice that the Outstanding Indebtedness has not become so due and payable and the exercise by or on behalf of the Assignee shall be conclusive evidence of its right to exercise the same.

11.   Further assurance

      The Owner hereby further covenants at its own expense from time to time to execute, sign, perfect, do and (if required) register every such further assurance, document, act or thing as in the opinion of the Assignee may be necessary or desirable for the purpose of more effectually assigning the Assigned Property or perfecting the security constituted or intended to be constituted by the Security Documents.

12.   Notices

      The provisions of clause 18 of the Mortgage shall apply in relation to every notice, request, demand or other communication under this Deed.

13.   Law and jurisdiction

13.1 This Deed shall be governed by and construed in accordance with the laws of England.

13.2 Subject to clause 13.3, the courts of Rotterdam, the Netherlands shall have exclusive jurisdiction in relation to all matters which may arise out of or in connection with this Deed with the exclusion of any other court of law.

13.3 For the exclusive benefit of the Assignee, the Assignee reserves the right to commence proceedings in relation to any matter which arises out of or in connection with this Deed in the courts of any place in the Netherlands other than Rotterdam or any country other than the Netherlands and which have jurisdiction to that matter.

13.4 In this clause 13 "proceedings" means proceedings of any kind, including an application for a provisional or protective measure.

13.5 The Owner hereby agrees that any writ, judgment or other notice of process shall be sufficiently and effectively served on it, if served on it at the address specified in clause 18.1 of the Mortgage.

IN WITNESS whereof the parties hereto have caused this Assignment to be duly executed the day and year first herein before written.

Signed as a Deed                      )
BY /s/ George D. Gourdomichalis       )
   ----------------------------

and
BY /s/ Ion Varouxakis                 )
   ------------------

as attorneys-in-fact for              )
ADVENTURE THREE S.A.                  )

Signed as a Deed                      )
BY /s/ Diana Saarloos                 )
   ------------------
as attorney-in-fact for               )
HOLLANDSCHE BANK-UNIE N.V.            )
schedule A1: FORM OF LOSS PAYABLE AND NOTICE OF CANCELLATION CLAUSE

INSURED : ADVENTURE THREE S.A.

VESSEL : "FREE ENVOY"

It is noted that by an Assignment in writing dated the [...] day of September 2004 and made between (i) the Insured and (ii) HOLLANDSCHE BANK-UNIE N.V., a company incorporated and existing under the laws of the Netherlands, having its corporate seat at Amsterdam, the Netherlands, acting herein through its branch office at Coolsingel 104, 3011 A G Rotterdam, the Netherlands (the "Assignee") the Insured assigned absolutely unto the Assignee this policy and all benefits thereof including all claims of whatsoever nature (including return of premiums) thereunder and including the right to negotiate and settle at any time whether any claim is a claim in respect of a total or constructive or arranged or agreed or compromised total loss ("Total Loss"); and that

(i) claims hereunder in respect of a Total Loss shall be paid in full to the Assignee or as the Assignee may direct; and

(ii) all other losses hereunder shall be paid to the Assignee except that claims (or the aggregate of claims) in respect of any one accident not exceeding USD 100,000.00 (one hundred thousand United States Dollars) including any deductible or franchise shall be paid to the Insured, unless and until the (Insurer(s)) (Underwriter(s)) receive notice from the Assignee to the contrary, whereupon all such insurance proceeds shall be paid directly to the Assignee for distribution by it firstly to itself and/or to its order.

Notwithstanding anything contained herein to the contrary, however, in cases where a surety has paid or is liable to pay any claims covered under the provisions of the collision and/or salvage clauses in the policies on hull and machinery the proceeds under such provisions shall be payable directly to the surety to the necessary extent.

It is further noted and expressly undertaken that:

(a) in the event of non-payment of premiums or calls when due, the (Insurer(s)) (Underwriter(s)) will notify the Assignee immediately of such non-payment and will not exercise any right of cancellation which they may have by reason of such non-payment without giving fourteen (14) days' prior written notice of such cancellation to the Assignee and a reasonable opportunity of paying any balance of such premiums or calls which may be in default; and

(b) the (Insurer(s)) (Underwriter(s)) will not effect any material alteration or termination or expiry of any of the insurances without giving to the Assignee fourteen (14) days' prior written notice of such alteration or termination or expiry.

___________________________                     ______________________________
Adventure Three S.A.                            Hollandsche Bank-Unie N.V.
(Assignor)                                      (Assignee)
                                                as: attorney-in-fact
by: ________________________

and
by: ________________________

as: attorneys-in-fact
schedule A2: FORM OF LOSS PAYABLE AND NOTICE OF CANCELLATION CLAUSE (P. & I.)

INSURED: ADVENTURE THREE S.A.

VESSEL: "FREE ENVOY"

It is noted that by an Assignment in writing dated the [...] day of September 2004 and made between the Insured at the one side and HOLLANDSCHE BANK-UNIE N.V., a company incorporated and existing under the laws of the Netherlands, having its corporate seat at Amsterdam, the Netherlands, acting herein through its branch office at Coolsingel 104, 3011 AG Rotterdam, the Netherlands (the "Assignee") at the other side, the Insured assigned absolutely unto the Assignee this policy and all benefits thereof including all claims of whatsoever nature (including return of premiums) thereunder; and that until the Assignee notifies to the contrary claims receivable thereunder shall be paid to:

(i) the entity or individual to whom was incurred the liability to which such sum relates; or

(ii) the Insured in reimbursement to it of moneys expended in satisfaction of such liability.

It is further noted and expressly undertaken that:

(a) in the event of non-payment of premiums or calls when due, the Insurer(s)/Underwriter(s) will notify the Assignee immediately of such nonpayment and will not exercise any right of cancellation which they may have by reason of such non-payment without giving fourteen (14) days' prior written notice of such cancellation to the Assignee and a reasonable opportunity of paying any balance of such premiums or calls which may be in default; and

(b) the Insurer(s)/Underwriter(s) will not effect any material alteration or termination or expiry of any of the insurances without giving to the Assignee fourteen (14) days' prior written notice of such alteration or termination or expiry.

______________________________                 _____________________________
Adventure Three S.A.                           Hollandsche Bank-Unie N.V.
(Assignor)                                     (Assignee)
                                               as: attorney-in-fact
by:___________________________

and
by:___________________________

as: attorneys-in-fact
schedule B: FORM OF NOTICE OF INSURANCE ASSIGNMENT

                    (for attachment by way of endorsement to all policies, contracts and cover notes)

TAKE NOTICE:

THAT by a Deed of Assignment in writing bearing even date herewith and made between us as owner of the Marshall Islands flag m.v. "FREE ENVOY" (the "Vessel") and HOLLANDSCHE BANK-UNIE N.V., a company incorporated and existing under the laws of the Netherlands, having its corporate seat at Amsterdam, the Netherlands, acting herein through its branch office at Coolsingel 104, 3011 AG Rotterdam, the Netherlands (the "Assignee"), we have assigned to the Assignee all our rights, title, interest and benefits in and to all insurances effected or to be effected in respect of the Vessel, including the insurances constituted by the policy or entry certificate whereon this notice is endorsed.

DATED this [...] day of September 2004.

For and on behalf of
ADVENTURE THREE S.A.

_____________________
by:__________________

and
by:__________________

as: attorneys-in-fact
schedule C: FORM OF LETTER OF UNDERTAKING TO BE DELIVERED BY BROKERS AND/OR UNDERWRITERS AND/OR INSURERS

To: Hollandsche Bank-Unie N.V.
    Coolsingel 104
    3011 AG ROTTERDAM
    the Netherlands

Dated [...]

Dear Sirs,

Re: "FREE ENVOY" (the "Vessel")

We confirm that we have effected insurances for the account of ADVENTURE THREE S.A. of Ajeltake Island, Majuro, Marshall Islands (the "Owner") as set out in Appendix "A" attached.

Pursuant to instructions received from the Owner, and in consideration of your approving our appointment as [Brokers/Underwriters/Insurers] in connection with the insurances covered by this letter, we hereby undertake:

[1. to hold the Insurance Slips or Contracts, the Policies when issued, and any renewals of such Policies or new Policies or any Policies substituted (with your consent) therefor and the benefit of the insurances thereunder to your order in accordance with the terms of the Loss Payable Clause set out in Appendix "B" attached; and]

2. to arrange for the [said] Loss Payable Clause [set out in Appendix "B" attached] to be included in and/or endorsed on the Policies when issued; and

3. to have endorsed on each and every Policy as and when the same is issued a Notice of Assignment in the form of Appendix "C" hereto dated and signed by the Owner and acknowledged by [Underwriters/us] in accordance with Market practice; and

4. to advise you immediately we cease to be the [Brokers/Underwriters/Insurers] for the Owner or in the event of any material changes which may be made to the terms of the insurances and following an application received from you not later than one month before expiry of the insurances to notify you within fourteen (14) days of the receipt of such application in the event of our not having received notice of renewal instructions from the Owner and/or its

      Agents, and in the event of our receiving instructions to renew to advise you promptly of the details thereof.

Our above undertakings are given subject to our lien on the Policies for premiums and subject to our right of cancellation on default in payment of such premiums but we undertake to advise you immediately if any premiums are not paid to us by due date and not to exercise such rights of cancellation without giving you fourteen (14) days' notice in writing, either by letter, telex or cable, and a reasonable opportunity of paying any premiums outstanding.

Notwithstanding the terms of the said Loss Payable Clause and the said Notice of Assignment, unless and until we receive notice from you to the contrary, we shall be empowered to arrange for a collision and/or salvage guarantee to be given in the event of bail being required in order to prevent the arrest of the Vessel or to secure the release of the Vessel from arrest following a casualty. Where a guarantee has been given as aforesaid and the guarantor has paid any sum under the guarantee in respect of such claim, there shall be payable directly to the guarantor out of the proceeds of the said Policies a sum equal to the sum so paid.

*[Finally, it is understood that all claims shall be collected through us, as Brokers].

Yours faithfully,

* Delete if letter is being given by underwriters and not brokers.

                                                                    Appendix "A"

                    (Insert details of the insurance terms)

                                                                    Appendix "B"

                    (Insert copy of the Loss Payable Clause)

                                                                    Appendix "C"

               (Insert copy of the Notice of Insurance Assignment) schedule D : FORM OF LETTER OF UNDERTAKING TO BE GIVEN BY P & I CLUB

To: Hollandsche Bank-Unie N.V.
    Coolsingel 104
    3011 AG ROTTERDAM
    the Netherlands ("the Bank")

Dated [...]

Dear Sirs,

Re: m.v. "FREE ENVOY" (the "Vessel")

We note you have taken an assignment of the insurances on the Vessel. So far as this Association is concerned, the Managers do not consent to such assignment for the purposes of Rule____, other than to give efficacy to the Loss Payable Clause set out below and subject always to the Association's rights under Rule_____.

We do confirm however that the Vessel is entered in this Association for Protection and Indemnity risk on the terms and conditions set out or to be set out in the Certificate of Entry. Furthermore, in consideration of your agreeing to the entry or continuing entry of the ship in this Association, the Managers agree that:

(a) the Owner shall not cease to be insured by the Association in respect of the Vessel by reason of such assignment (see Rule___); and

(b) notwithstanding that the Vessel has been mortgaged to you and that no undertaking or guarantee has been given to the Association to pay all contributions due in respect of the Vessel, the Owner does not cease to be insured by reason of the operation of Rule___.

It is further agreed that the following Loss Payable Clause will be included in the Certificate of Entry:

"Payment of any recovery the Owner is entitled to make out of the funds of the Association in respect of any liability, costs or expenses incurred by it shall be made to the Owner or to its order unless and until the Association receives notice from you that the Owner is in default under the mortgage, in which event all recoveries shall thereafter be paid to you for distribution by you to yourselves and/or to your order provided always that no liability whatsoever shall attach to the Association its Managers or their agents for failure to comply with the latter obligation until after the expiry of two clear business days from the receipt of such notice".

The Association undertakes:

(a) to inform you if the Association gives the Owner notice under Rule that its insurances in the Association in respect of such ship is to cease at the end of the then current policy year;

(b) to give 14 days' notice of the Association's intention to cancel the insurance of the Owner by reason of his failure to pay when due and demanded any sum due from him to the Association; and

(c) to advise you promptly if the Vessel ceases to be entered in the Association.

Yours faithfully,
schedule E : FORM OF NOTICE OF TIME CHARTER PARTY ASSIGNMENT

Date: ______________________________

To: Express Sea Transport Corporation
    c/o 3 Iassonsons Street
    Piraeus 185 37
    Greece

Re: m.v. "FREE ENVOY"

We refer to the time charterparty (the "Charterparty") dated the 14th day of April 2004, made between us, ADVENTURE THREE S.A., and you, whereby we agreed to let and you agreed to take on time charter for the period and upon the terms and conditions therein mentioned the motor vessel "FREE ENVOY" registered in our name under the Marshall Islands flag having Official Number 2161.

NOW WE HEREBY GIVE YOU NOTICE

1. That by an assignment (the "Assignment") dated the______day of September 2004 made between us and HOLLANDSCHE BANK-UNIE N.V. of Rotterdam, the Netherlands (the "Assignee") we have assigned to the Assignee all our rights title and interest to and in any moneys whatsoever payable to us under the Charterparty including (but without prejudice to the generality of the foregoing) all claims for damages in respect of any breach by you of the Charterparty.

2. you are hereby irrevocably authorised and instructed to pay such moneys as aforesaid directly to the Assignee or as it may direct.

3. That the Assignment includes provisions that no variations shall be made to the Charterparty (nor shall you be released from your obligations thereunder) without the previous written consent of the Assignee and we shall remain liable to perform all our obligations under the Charterparty and the Assignee shall be under no obligations of any kind whatsoever in respect thereof.

The authority and instructions herein contained cannot be revoked or varied by us without the consent of the Assignee.

Please acknowledge receipt of this notice and confirm your agreement in relation to the matters stated above by signing the enclosed acknowledgement and return it directly to the Assignee at the address shown, with copy to us.

SIGNED for and on behalf of
ADVENTURE THREE S.A.

by:________________________

and

by:________________________

as: attorneys-in-fact

                           ACKNOWLEDGEMENT AND CONSENT

To:   Hollandsche Bank-Unie N.V.
      Coolsingel 104
      3011 AG ROTTERDAM
      the Netherlands

C.c.: Adventure Three S.A.
      c/o Free Ships S.A.
      Akti Miaouli 93
      Piraeus 185 382
      Greece

Date:_________________________

We, EXPRESS SEA TRANSPORT CORPORATION, hereby accept and acknowledge receipt of the above notice of assignment and we hereby consent thereto and agree to be bound by the terms of such notice and of such assignment and in particular, but without limitation to the generality of the other provisions, the method and place of payment of all moneys payable by us under the charterparty.

We confirm that we have received no notice of any other assignment, charge or disposal by ADVENTURE THREE S.A. of the charterparty.

SIGNED for and on behalf of
EXPRESS SEA TRANSPORT CORPORATION
by:___________________________________
as:___________________________________